GOODWILL	12 Months Ended
Dec. 31, 2018
GOODWILL
GOODWILL

9.           GOODWILL

The Group has five reporting units where they carry goodwill resulting from the acquisitions. The changes in carrying amount of goodwill for the years ended December 31, 2017 and 2018 were as follows.

	As of December 31,
	2017	2018
Costs:
Beginning balance	401	428
Addition (Note 3)	—	25,035
Foreign currency adjustment	27	(367)
Ending balance	428	25,096
Goodwill impairment loss	—	—
Goodwill, net	428	25,096

Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. The Group performed the annual impairment test at year end and did not record any impairment of goodwill for the years ended December 31, 2016, 2017 and 2018.